Consent of Independent Public Accountants

To the Shareholders and Trustees of
Pioneer Equity-Income Fund

     As independent public accountants, we hereby consent to the use of our report on Pioneer Equity-Income Fund dated December 5, 2000 (and to all references to our firm) included in or made a part of Pioneer Equity-Income Fund's Post-Effective Amendment No. 6 and Amendment No. 7 to Registration Statement File Nos. 333-46453 and 811-08657, respectively.



/s/ Arthur Andersen LLP
Arthur Andersen LLP

Boston, Massachuestts
September 20, 2001